UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

Ecovyst Inc.

Commission File Number: 001-38221

Delaware	81-3406833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 200
Wayne, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

(484)	617-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	ECVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 20, 2026, Ecovyst Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). There were 109,450,306 shares of the Company’s common stock issued and outstanding on the record date and entitled to vote at the Annual Meeting, and 100,214,085 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting. For more information about the proposals, please see the Company’s definitive proxy statement, which was filed with the U.S. Securities and Exchange Commission on April 15, 2026.

Proposal One: Each of the five Class I director nominees was elected to serve on the Company’s board of directors for a term of one year. The results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Bryan K. Brown	93,378,205	601,455	6,234,425
Kurt J. Bitting	93,335,714	643,946	6,234,425
David A. Bradley	93,243,708	735,952	6,234,425
Kevin M. Fogarty	93,389,655	590,005	6,234,425
Patti A. Humble	93,493,882	485,778	6,234,425

Proposal Two: The stockholders approved, on an advisory basis, the compensation paid by the Company to its named executive officers (the “say-on-pay proposal”). The results of the advisory vote were as follows:

For	Against	Abstain	Broker Non-Votes
93,076,499	870,548	32,613	6,234,425

Proposal Three: The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026 was ratified. The results of the vote were as follows:

For	Against	Abstain
100,146,577	61,486	6,022

Proposal three was a routine matter and, therefore, there were no broker non-votes relating to this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ecovyst Inc.

Date:	May 21, 2026	By:	/s/ JOSEPH S. KOSCINSKI
		Name:	Joseph S. Koscinski
		Title:	Vice President, Chief Administrative Officer, General Counsel and Secretary